Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0254%


        Excess Protection Level
        3 Month Average   6.06%
          October, 1999   6.22%
          September, 1999   5.90%
          August, 1999   6.04%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    7.71%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,354,806,563.13